U.S. Securities and Exchange Commission
                            Washington, D.C. 20549


                   Form SB-2 Post Effective Amendment No. 1


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           PCS EDVENTURES!.COM.INC.
                           -----------------------
                (Name of small business issuer in its charter)

         Idaho                            8299                 82-0475383
         -----                            ----                 ----------
(State or jurisdiction of     (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization) Classification Code Number) Identification No.)

                       1655 Fairview Avenue, Suite 100
                             Boise, Idaho 83702
                               (208) 343-3110
                               --------------
         (Address and telephone number of principal executive offices)

                               Anthony A. Maher
                        1655 Fairview Avenue, Suite 100
                              Boise, Idaho 83702
                               (208) 343-3110
                          --------------------------
          (Name, address and telephone number of agent for service)

                               Copies to:
                       Leonard W. Burningham, Esq.
                      455 East 500 South, Suite 205
                        Salt Lake City, Utah 84111
                             (801) 363-7411

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     The undersigned Registrant files this Post-Effective Amendment No. 1 to remove from registration the following securities which remained unsold at the completion of the offering to which this registration statement relates:
2,882,302 presently outstanding shares of common stock and 69,835 shares of common stock underlying warrants that were exercised under the registration statement.



                            SIGNATURES
                            ----------

     In accordance with the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing of Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned in the City of Boise, State of Idaho, on the date indicated below.


                                         PCS EDVENTURES!.COM.INC.



Date: 8/22/02                            By /s/ Anthony A. Maher
      -------                            ---------------------------
                                         Anthony A. Maher
                                         CEO, President and Chairman of the
                                         Board of Directors


     In accordance with the requirements of the Securities Act, this registration statement was signed by the following persons in the capacities and on the dates stated.

Date: 8/23/02                            By /s/ Robert O. Grover
      -------                            ---------------------------
                                         Robert O. Grover
                                         Executive Vice President, Chief
                                         Technology Officer


Date: 8/22/02                            By /s/ Christina M. Vaughn
      -------                            ---------------------------
                                         Christina M. Vaughn
                                         Vice President, Chief Financial
                                         Officer


Date: 8/23/02                            By /s/ Donald J. Farley
      -------                            ---------------------------
                                         Donald J. Farley
                                         Secretary and Director



Date: 8/27/02                            By /s/ Roy M. Svee
      -------                            ---------------------------
                                         Roy M. Svee
                                         Treasurer and Director



Date: 8/28/02                            By /s/ Cecil D. Andrus
      -------                            ---------------------------
                                         Cecil D. Andrus
                                         Director